Prudential Tax-Free Money Fund, Inc.

--------------------------------------------------------------------------------

Prospectus dated February 28, 1997

--------------------------------------------------------------------------------


Prudential Tax-Free Money Fund, Inc. (the Fund), is an open-end diversified management investment company whose investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. See "How the Fund Values its Shares."

--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------

WHAT IS PRUDENTIAL TAX-FREE MONEY FUND, INC.?

     Prudential Tax-Free Money Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The investment objective of the Fund is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of short-term debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest from which is wholly exempt from federal income tax in the opinion of bond counsel to the issuer. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     It is anticipated that the Fund's net asset value will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in its portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such securities. See "How the Fund Values its Shares" at page 11.

WHO MANAGES THE FUND?

     Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the Fund's average daily net assets between $750 million and $1.5 billion and .375 of 1% in excess of $1.5 billion. As of January 31, 1997, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 9.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares and is paid an annual service fee at the rate of .125 of 1% of the average daily net assets of the Fund's shares. See "How the Fund is Managed--Distributor" at page 9.

WHAT IS THE MINIMUM INVESTMENT?


     Except as otherwise provided, the minimum initial investment is $1,000. The minimum subsequent investment is $100. Prudential Securities reserves the right to impose a higher minimum subsequent amount from time to time as it may deem appropriate. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 13 and "Shareholder Guide--Shareholder Services" at page 20.


HOW DO I PURCHASE SHARES?


     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. PSI has automatic investment procedures pursuant to which it will make automatic investments of free cash balances (Eligible Cash Balances) held in a client's brokerage account if the Fund is designated as your primary Money Sweep Fund. See "Shareholder Guide--How to Buy Shares of the Fund" at page 13.


HOW DO I SELL MY SHARES?

     You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 17.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any, and make distributions annually of any net long-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sales Load Imposed on Purchases ................    None

     Maximum Sales Load Imposed on Reinvested Dividends .....    None

     Deferred Sales Load ....................................    None

     Redemption Fees ........................................    None

     Exchange Fee ...........................................    None

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

     Management Fees ........................................   .500%

     12b-1 Fees .............................................   .125%

     Other Expenses .........................................   .175%
                                                                -----
     Total Fund Operating Expenses ..........................   .800%
                                                                =====


EXAMPLE                                                           1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------                                                           ------      -------     -------     --------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
 of each time period:                                               $8          $26         $44           $99

----------
     The above example is based on data for the Fund's fiscal year ended December 31, 1996. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
        (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE YEARS INDICATED)
--------------------------------------------------------------------------------


     The following financial highlights with respect to each of the five years ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.

--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------------------------------------------
                                  1996      1995     1994       1993      1992      1991      1990    1989       1988(b)    1987
                                  ----      ----     ----       ----      ----      ----      ----    ----       ----       ----
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of year .....................   $  1.00   $  1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00 $  1.00    $  1.00   $  1.00
Net investment income and
 realized gains ..............      .028      .031       .023      .018      .026      .041      .053     .056      .047      .040
Dividends and distributions to
 shareholders ................     (.028)    (.031)     (.023)    (.018)    (.026)    (.041)    (.053)   (.056)    (.047)    (.040)
                                 -------   -------   --------   -------   -------   -------   ------- -------    -------   -------
Net asset value, end of year .   $  1.00   $  1.00   $   1.00   $  1.00   $  1.00   $  1.00   $  1.00 $  1.00    $  1.00   $  1.00
                                 =======   =======   ========   =======   =======   =======   ======= =======    =======   =======
TOTAL RETURN:(a) .............      2.84%     3.15%      2.31%     1.86%     2.63%     4.22%     5.42%    5.74%     4.83%     4.11%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000) ......................   $333,808  $387,651  $487,290   $601,622  $614,333  $616,867  $700,859 $653,268  $628,034  $630,822
 Average net assets (000) ....   $403,230  $470,370  $644,481   $726,571  $669,588  $725,844  $701,869 $644,820  $705,161  $719,244
Ratios to average net assets:(c)
 Expenses, including
  distribution fee ...........        .80%      .85%      .75%       .74%      .74%      .75%      .74%     .78%      .77%     .77%
 Expenses, excluding
  distribution fee ...........        .67%      .72%      .63%       .62%      .62%      .63%      .61%     .66%      .64%     .64%

 Net investment income .......       2.83%     3.14%     2.26%      1.84%     2.60%     4.15%     5.30%    5.65%     4.79%    4.08%




----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


(b) On May 2, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.

(c) The ratios of expenses to average net assets for the fiscal years ended December 31, 1995 and 1996 reflect an arrangement with the Fund's custodian whereby uninvested monies earn credits which reduce the fees charged by the custodian.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CALCULATION OF YIELD
--------------------------------------------------------------------------------


     THE FUND CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE FUND ALSO CALCULATES ITS "EFFECTIVE ANNUAL YIELD" assuming weekly compounding AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal an after-tax equivalent to the Fund's tax-free yield and is calculated by dividing the Fund's current or effective yield by the result of one minus the maximum federal tax rate. The following are examples of the current yield, effective annual yield and tax equivalent yield calculations as of December 31, 1996:

     Value of hypothetical account at end of period ........................    $1.000619027
     Value of hypothetical account at beginning of period ..................     1.000000000
                                                                                ------------
     Base period return ....................................................    $ .000619027
                                                                                ============
     Current yield (.000619027  x (366/7)) .................................           3.24%
     Effective annual yield, assuming weekly compounding ...................           3.29%
     Tax equivalent yield (3.24% / (1-.396)) ...............................           5.36%


----------
     The yield will fluctuate from time to time and is not necessarily representative of future income or dividends.


     The weighted average life to maturity of the Fund's portfolio on December 31, 1996 was 59 days.

     Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.


--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

     THE INVESTMENT OBJECTIVE OF THE FUND IS TO ATTAIN FOR INVESTORS THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE WILL DEPEND ON MARKET CONDITIONS GENERALLY AND ON THE ANALYTICAL AND PORTFOLIO MANAGEMENT SKILLS OF THE FUND'S INVESTMENT ADVISER. THERE IS NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

     THE FUND WILL SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM DEBT OBLIGATIONS ISSUED BY STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND BY THE DISTRICT OF COLUMBIA, AND THEIR POLITICAL SUBDIVISIONS, DULY CONSTITUTED AUTHORITIES AND CORPORATIONS, THE INTEREST FROM WHICH IS WHOLLY EXEMPT FROM FEDERAL INCOME TAX IN THE OPINION OF BOND COUNSEL TO THE ISSUER. SUCH SECURITIES ARE GENERALLY KNOWN AS "MUNICIPAL BONDS" OR "MUNICIPAL NOTES." INTEREST ON CERTAIN MUNICIPAL BONDS AND MUNICIPAL NOTES MAY BE A PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT PAPER). THE FUND MAY INVEST UP TO 20% OF ITS NET ASSETS IN AMT PAPER. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS." The Fund will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

     THE FUND WILL INVEST IN HIGH QUALITY MUNICIPAL BONDS AND NOTES WITH SHORT-TERM MATURITIES, AS FOLLOWS:

     1. Municipal Bonds with remaining maturities of thirteen months or less which have been rated, at the time of purchase, Aaa or Aa by Moody's Investors Service, Inc. ("Moody's") or AAA or AA by Standard & Poor's Ratings Group ("S&P"), or, if not rated, are of comparable quality in the judgment of the investment adviser under the direction of the Board of Directors; or

     2. Municipal Notes with remaining maturities of thirteen months or less which have been rated, at the time of purchase, MIG-1 or MIG-2 by Moody's; P-1 or P-2 by Moody's; SP-1 or SP-1 + by S&P; A-1 or A-2 by S&P; or, if not rated, are of comparable quality in the judgment of the investment adviser under the direction of the Board of Directors; or

     3. Municipal Bonds or Notes with remaining maturities of thirteen months or less which depend directly or indirectly on the credit of the United States Government.


     The Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares." Accordingly, the Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality" as determined by the Fund's investment adviser under the supervision of the Board of Directors in accordance with regulations of the SEC, as they may from time to time be amended. "Eligible quality" for this purpose means a security (i) rated in one of the two highest short-term rating categories (a) by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer or, (b) if only one rating organization assigned a rating, by that rating organization or (ii) if unrated, of comparable quality as determined by the investment adviser under the supervision of the Board of Directors.


     See Appendix A in the Statement of Additional Information for a description of tax-exempt security ratings.

     IN ADDITION TO CONSIDERING RATINGS ASSIGNED BY THE RATING SERVICES IN ITS SELECTION OF PORTFOLIO SECURITIES FOR THE FUND, THE INVESTMENT ADVISER WILL CONSIDER, AMONG OTHER THINGS, INFORMATION CONCERNING THE FINANCIAL HISTORY AND CONDITION OF THE ISSUER, ITS REVENUE AND EXPENSE PROSPECTS AND, IN THE CASE OF REVENUE BONDS, THE FINANCIAL HISTORY AND CONDITION OF THE SOURCE OF REVENUE TO SERVICE THE BONDS. In the event that a Municipal Bond or Note held by the Fund is assigned a lower rating or ceases to be rated, the investment adviser, under the supervision of the Board of Directors, will promptly reassess whether such security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Fund.

     VARIABLE RATE AND FLOATING RATE SECURITIES

     The Fund may invest in Municipal Bonds and Notes which are "variable rate" and "floating rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates and the Fund is typically able to demand repayment of the principal amount of such obligations at par plus accrued interest either, in some cases, at specified intervals of less than one year, or, in other cases, upon not less than seven days' notice. For additional information concerning variable rate and floating rate obligations, see "Investment Objective and Policies" in the Statement of Additional Information.

     PUTS

     The Fund may also purchase Municipal Bonds or Notes together with the right to resell such Bonds or Notes at an agreed-upon price or yield within a specified period prior to the maturity date of the Bonds or Notes. Such a right to resell is commonly known as a "put" or a "tender option," and the aggregate price which the Fund pays for Municipal Bonds or Notes with puts or tender options is higher than the price which would otherwise be paid for the Bonds or Notes. For a more detailed description of Municipal Bonds and Notes, and puts thereon, see "Investment Objective and Policies" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase municipal obligations on a when-issued or delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases of such securities by the Fund, the price that the Fund is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Fund intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation, each day, in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Fund. If the seller defaults on the sale, the Fund could fail to realize the appreciation, if any, that had occurred. The Fund will establish a segregated account with its Custodian in which it will maintain cash and other liquid assets equal in value to its commitments for when-issued or delayed delivery securities.


     REPURCHASE AGREEMENTS


     Up to 5% of the Fund's assets may be invested in repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PMF pursuant to an order of the Securities and Exchange Commission (SEC).


     ILLIQUID SECURITIES

     The Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations if in each case such investments have a readily available market are not considered illiquid for purposes of this limitation. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

OTHER INVESTMENTS AND POLICIES

     The Fund intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if such action, in the judgment of the investment adviser, is appropriate based on the investment adviser's evaluation of the issuer or of market conditions.

     The Fund anticipates being as fully invested as practicable in Municipal Bonds and Notes; however, because the Fund invests in securities exempt from federal income tax, there may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares or in order to meet anticipated redemption requests, the Fund may hold cash which is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Fund might be required to sell securities at a loss.

     The Fund does not presently intend to borrow money except to the extent that the entry into reverse repurchase agreements may be considered borrowing.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and notes and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objective and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S OFFICERS CONDUCT AND SUPERVISE THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


     For the year ended December 31, 1996, total expenses of the Fund as a percentage of average net assets were .80%. See "Financial Highlights."


MANAGER


     PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $750 MILLION, .425 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS BETWEEN $750 MILLION AND $1.5 BILLION AND .375 OF 1% IN EXCESS OF $1.5 BILLION. PMF is organized as a New York limited liability company. It is the sucessor of Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended December 31, 1996, the Fund paid management fees to PMF of .50% of the average net assets of the Fund. See "Manager" in the Statement of Additional Information.

     As of January 31, 1997, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $55.8 billion.


     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.


     UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE INVESTMENT ADVISER OR THE SUBADVISER OR THE INVESTMENT ADVISER), A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (PRUDENTIAL), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

     PMF and PI are indirect, wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.


DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE FUND'S SHARES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AND SERVICE AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE

EXPENSES OF DISTRIBUTING SHARES OF THE FUND. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.


     Under the Plan, the Fund is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     UNDER THE PLAN, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES AT AN ANNUAL RATE OF .125 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. Account servicing fees are paid based on the average balance of the Fund's shares held in the accounts of customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


     For the fiscal year ended December 31, 1996, the Fund paid distribution expenses of .125 of 1% of the average daily net assets of its shares. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


     The Plan provides that it shall continue in effect from year to year, provided that each such continuance is approved annually by a majority vote of the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Board of Directors is provided with and reviews quarterly reports of expenditures under the Plan. The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the Fund's outstanding shares. The Fund will not be obligated to pay expenses incurred under the Plan if it is terminated or not continued.


     In addition to service fees paid by the Fund under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent, and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     The Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of the Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Board of Directors has established procedures designed to stabilize, to the extent reasonably possible, the Fund's NAV at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to shareholders. In addition, the Fund intends to invest its assets so that dividends payable from net tax-exempt interest earned from Municipal Bonds and Notes will qualify as exempt-interest dividends and thus be excluded from a shareholder's gross income under the Internal Revenue Code. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

     Distributions of net tax-exempt interest earned on Municipal Bonds and Municipal Notes will be excluded from a shareholder's gross income under the Internal Revenue Code. Distributions of net investment income (excluding such exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are received in cash or reinvested in additional shares.


     Interest on certain "private activity" tax-exempt obligations (as defined in the Internal Revenue Code) issued on or after August 8, 1986 is a preference item for purposes of the alternative minimum tax. The portion of an exempt-interest dividend of the Fund that is allocable to such municipal obligations will be treated as a preference item for purposes of the alternative minimum tax. In addition, a portion of the tax-exempt dividend interest received by corporate shareholders with respect to tax-exempt obligations, whether or not private activity bonds, will be taken into account in computing the alternative minimum tax. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held shares in the Fund. The Fund does not expect to realize long-term capital gains or losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains.


     Neither distributions of net investment income nor distributions of capital gains, if any, will be eligible for the dividends received deduction allowed to corporate shareholders. The maximum long-term capital gains rate for individuals is currently 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


     Distributions may be subject to state and local taxes. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

     Under the Internal Revenue Code, the Fund is generally required to withhold and remit to the U.S. Treasury 31% of taxable dividends and capital gain distributions payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from taxable net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS


     THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY, AND MAKE DISTRIBUTIONS ANNUALLY OF ANY NET LONG-TERM CAPITAL GAINS. A SHAREHOLDER GENERALLY BEGINS TO EARN dividends on the first business day after his or her order is placed with the Fund, as described above, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "How to Sell Your Shares--Redemption of Shares Purchased Through Prudential Securities."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE FUND BASED ON THE NET ASSET VALUE OF THE FUND'S SHARES ON THE PAYMENT DATE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold your shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and taxable status of that year's dividends and distributions on a per share basis.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


     THE FUND WAS INCORPORATED IN MARYLAND ON MARCH 22, 1979, AND ITS AUTHORIZED CAPITAL STOCK CONSISTS OF THREE BILLION SHARES OF COMMON STOCK OF $.01 PAR VALUE, CURRENTLY DIVIDED INTO TWO CLASSES OF SHARES, DESIGNATED CLASS A (INCLUDING SHARES OUTSTANDING PRIOR TO FEBRUARY 25, 1997) AND CLASS Z SHARES, EACH CLASS CONSISTING OF 1.5 BILLION SHARES. CURRENTLY THE FUND ONLY OFFERS ONE CLASS OF SHARES, THE CLASS A SHARES. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. Shares are also redeemable at the option of the Fund. See "Shareholder Guide--How to Sell Your Shares." All shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.


     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


GENERAL INFORMATION

     YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES OR PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC, ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW

BRUNSWICK, NEW JERSEY 08906-5020. Shareholders of the Fund who are clients of Prudential Securities are subject to the procedures under "Purchases through Prudential Securities" below.

     Except as otherwise provided below, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum initial investment requirement is $1,000 and there is no minimum subsequent investment requirement.

     Shares of the Fund are sold through the Transfer Agent, without a sales charge, at the NAV next determined after receipt and acceptance by the Transfer Agent of a purchase order and payment in proper form (i.e., a check or Federal Funds wired to State Street Bank and Trust Company (State Street), the Fund's custodian). See "How the Fund Values its Shares." When payment is received by the Transfer Agent prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., on that day, and the shares will begin to earn dividends on the following business day. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Fund.

     Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearing arrangement with respect to shares of the Fund, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities--Automatic Investment (Autosweep)" and "How to Sell Your Shares--Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.

     Application forms for Prusec and direct account with the Transfer Agent (e.g., non-Prudential Securities accounts) can be obtained from PMFS or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

     The Fund reserves the right, in its discretion, to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     Transactions in Fund shares may be subject to postage and other charges imposed by your dealer.


     AN INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR TAX-EXEMPT OR TAX-DEFERRED INVESTORS. SUCH INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS.


PURCHASES THROUGH PRUDENTIAL SECURITIES

  AUTOMATIC INVESTMENT (AUTOSWEEP)

     Prudential Securities has advised the Fund that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Fund, if the Fund is your Primary Money Sweep Fund. You may designate the Fund (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If you do not designate a Primary Money Sweep Fund, the Primary Money Sweep Fund will be Prudential MoneyMart Assets, Inc. (If you are a client of Prudential Securities at the time this change in Autosweep is instituted and you hold a money market fund position in your account other than Prudential MoneyMart Assets, Inc., that other fund will be your Primary Money Sweep Fund.) Prudential Securities' clients who have a Primary Money Sweep Fund can purchase shares of such fund only through the automatic investment procedures described herein; no manual purchase orders will be accepted for such fund. A Prudential Securities client has the option to change his or her Primary Money Sweep Fund at any time by notifying his or her Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.

  For accounts other than IRAs and Benefit Plans, as defined below, shares of the Fund will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (e.g., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Fund will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

     The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.

--------------------------------------------------------------------------------------------------------------
                                                                                DAILY               MONTHLY
--------------------------------------------------------------------------------------------------------------
 Eligible Credit Balances resulting from the proceeds of a
  securities sale, maturity of a bond or call                               $1,000 or more
--------------------------------------------------------------------------------------------------------------
 Eligible Credit Balances resulting from a non-trade related credit        $10,000 or more
--------------------------------------------------------------------------------------------------------------
 Remaining Eligible Credit Balances                                                              $1.00 or more
--------------------------------------------------------------------------------------------------------------

     All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Fund's minimum initial investment requirement of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers federal funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.

     For the purposes of Autosweep, "Benefit Plans" include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. "IRAs" are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.

MANUAL INVESTMENT

     Prudential Securities will accept manual purchase orders for Prudential money market fund shares only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or
(ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment (Autosweep)."

     Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Fund for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Fund. (Prudential Securities delivers federal funds on the business day after settlement).

PURCHASE THROUGH PRUSEC

     You may purchase shares of the Fund by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to PMFS. See "Purchase by Mail" below.

PURCHASE BY WIRE

     For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Tax-Free Money Fund, specifying on the wire the account number assigned by PMFS and your name.

     If you arrange for receipt by State Street of Federal Funds prior to 4:30 P.M., New York time, on a business day, you may purchase Fund shares as of that day and earn dividends commencing on the next business day.

     In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Tax-Free Money Fund and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.

PURCHASE BY MAIL


     Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC,
Attention: Investment Services, P.O. Box 15020, New Brunswick, NJ 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Fund prior to 4:30 P.M., New York time, and payment by check, the purchase order will be effective that day and you will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Tax-Free Money Fund. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while funds are being collected. See "How to Sell Your Shares."


PURCHASE BY HOLDERS OF PRUDENTIAL SECURITIES UNIT TRUSTS

     Holders of Prudential sponsored Unit Trusts may elect to have monthly distributions paid by such Unit Trusts reinvested in shares of the Fund without compliance with the investment minimums described under "How to Buy Shares of the Fund."

THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

     Shares of the Fund are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Fund as their primary investment vehicle. Such investors will have the cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Fund. Specifically, an order to purchase shares of the Fund is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (i.e., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

     All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Fund at 4:30 P.M. on the day the order is placed and cause payment to be made in federal funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

     Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa(R) Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

     Advantage Account Program charges and expenses are not reflected in the Table of Fund Expenses. See "Fund Expenses."

     For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

     Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."


     If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services offices. In the case of redemptions from a benefit plan that participates in the Prudential PruArray or Smartpath Program, if the proceeds of the redemption are invested in another investment option of such plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF STOCK CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC may permit for protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions in (b) or (c) exist.


     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES


     Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Fund held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of Fund shares held in the client's Prudential Securities account or
(b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (e.g., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.


REDEMPTION OF SHARES PURCHASED THROUGH PMFS

     If you purchase shares of the Fund through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

     REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS,
Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5010. In this case, all share certificates must be endorsed by you with signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check sent to the shareholder's address.


     EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to the shareholder's bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5010, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.


     A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT, AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

     Check Redemption. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Fund in your account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.

     INVOLUNTARY REDEMPTION

     Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

     90-DAY REPURCHASE PRIVILEGE


     If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge (CDSC) paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption.


     CLASS B AND CLASS C PURCHASE PRIVILEGE


     You may direct that the proceeds of a redemption of Fund shares be invested in Class B or Class C shares of any Prudential Mutual Fund offering such classes of shares by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.


HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND, YOU MAY EXCHANGE YOUR SHARES FOR SHARES OF CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS ON THE BASIS OF RELATIVE NAV. You may exchange your shares for Class A shares of the Prudential Mutual Funds on the basis of the relative NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares--Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.


     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN CONSENT TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


     IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES OF THE FUND MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

     The Exchange Privilege is not a right and may be suspended, modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of Fund shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (not including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders having shares of the Fund which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


     o MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

       ------------------
       TAXABLE BOND FUNDS
       ------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

       ---------------------
       TAX-EXEMPT BOND FUNDS
       ---------------------

Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate Series
Prudential Municipal Series Fund
 Florida Series
 Hawaii Income Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

             ------------
             GLOBAL FUNDS
             ------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.

Prudential Natural Resources Fund, Inc.

Prudential Pacific Growth Fund, Inc.

Prudential World Fund, Inc.
 Global Series
 International Stock Series

Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.

          ------------
          EQUITY FUNDS
          ------------

Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio

Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.

Prudential Equity Fund, Inc.
Prudential Equity Income Fund

Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund

Prudential Multi-Sector Fund, Inc.

Prudential Small Companies Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

         MONEY MARKET FUNDS

o  Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series

Prudential Special Money Market Fund, Inc.

 Money Market Series
Prudential MoneyMart Assets, Inc.
o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                                TABLE OF CONTENTS
                                                    Page


FUND HIGHLIGHTS                                       2
 What are the Fund's Risk Factors and
  Special Characteristics                             2
FUND EXPENSES                                         4
FINANCIAL HIGHLIGHTS                                  5
CALCULATION OF YIELD                                  6
HOW THE FUND INVESTS                                  6
 Investment Objective and Policies                    6
 Other Investments and Policies                       8
 Investment Restrictions                              9
HOW THE FUND IS MANAGED                               9
 Manager                                              9
 Distributor                                          9
 Portfolio Transactions                              11
 Custodian and Transfer and
  Dividend Disbursing Agent                          11
HOW THE FUND VALUES ITS SHARES                       11
TAXES, DIVIDENDS AND DISTRIBUTIONS                   12
GENERAL INFORMATION                                  13
 Description of Common Stock                         13
 Additional Information                              13
SHAREHOLDER GUIDE                                    13
 How to Buy Shares of the Fund                       13
 How to Sell Your Shares                             17
 How to Exchange Your Shares                         19
 Shareholder Services                                20
THE PRUDENTIAL MUTUAL FUND FAMILY                   A-1
--------------------------------------------------------------------------------


103A                                            444030H
--------------------------------------------------------------------------------

                Class A: CUSIP No. 74436P-10-3

--------------------------------------------------------------------------------

                                   PRUDENTIAL

                                 TAX-FREE MONEY

                                   FUND, INC.

PROSPECTUS

FEBRUARY 28, 1997

[Logo] Prudential Investments

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.


                       Statement of Additional Information
                             dated February 28, 1997

     Prudential Tax-Free Money Fund, Inc. (the Fund), is an open-end diversified management investment company whose investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus. It is intended to be read in conjunction with the Fund's Prospectus, dated February 28, 1997. A copy of the Prospectus may be obtained from the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                Cross-reference
                                                                  to page in
                                                         Page      Prospectus
                                                         ----   ---------------
General Information ....................................  B-2         13
Investment Objective and Policies ......................  B-2          6
Investment Restrictions ................................  B-5          9
Directors and Officers .................................  B-6          9
Manager ................................................  B-9          9
Distributor ............................................  B-11         9
Portfolio Transactions and Brokerage ...................  B-12        11
Purchase and Redemption of Fund Shares .................  B-13        13
Shareholder Investment Account .........................  B-14        20
Net Asset Value ........................................  B-17        11
Calculation of Yield ...................................  B-17         6
Taxes, Dividends and Distributions .....................  B-18        12
Custodian and Transfer and Dividend Disbursing Agent ...  B-19        11
Financial Statements ...................................  B-20        --
Report of Independent Accountants ......................  B-28        --
Appendix A--Description of Tax-Exempt Security Ratings .  A-1         --
Appendix B--Information Relating to The Prudential......  B-1         --

--------------------------------------------------------------------------------

103B                                                                   4440076

                               GENERAL INFORMATION

     At a meeting of shareholders held on May 2, 1995, the Board of Directors approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Tax-Free Money Fund, Inc. to Prudential Tax-Free Money Fund, Inc.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of short-term debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest from which is wholly-exempt from federal income tax in the opinion of bond counsel to the issuer. Such securities are generally known as "Municipal Bonds" or "Municipal Notes." Interest on certain Municipal Bonds and Municipal Notes may be a preference item for purposes of the federal alternative minimum tax (AMT Paper). The Fund may invest up to 20% of its net assets in AMT Paper. See "Taxes, Dividends & Distributions." There can be no assurance that the Fund's investment objective will be achieved.

     The investment policies of the Fund other than its investment objective and those described under "Investment Restrictions" may be changed by the Board of Directors of the Fund without shareholder approval.

MUNICIPAL BONDS AND NOTES

     MUNICIPAL BONDS. Municipal Bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. Municipal Bonds also include bonds issued by or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. These bonds typically are revenue bonds and generally do not carry the pledge of the issuer's credit.

     Municipal Bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

     MUNICIPAL NOTES. Municipal Notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

     Municipal Notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

     VARIABLE RATE AND FLOATING RATE SECURITIES. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" or "floating rate" obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated intervals and that payable on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features of these obligations typically include the right of the Fund to demand, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice, prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature). In addition, the issuer may have the right, at similar intervals or upon similar notice, to prepay the principal amount prior to maturity. The principal benefit of variable and floating rate obligations is that the interest rate adjustment minimizes changes in the market value of the obligations. As a result, the purchase of such obligations should enhance the ability of the Fund to maintain a stable net asset value per share (see Net Asset Value) and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

     PUTS. The Fund may purchase Municipal Bonds or Notes together with the right to resell the Municipal Bonds or Notes to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the Bonds or Notes. Such a right to resell is commonly known as a "put" or "tender option," and the aggregate price which the Fund pays for Municipal Bonds or Notes with puts or tender options is higher than the price which otherwise would be paid for the Bonds or Notes. Consistent with the Fund's investment objective and subject to the supervision of the Board of Directors, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase, at a later date, securities other than those subject to the put. The Fund's policy is generally to exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for related Municipal Bonds or Notes. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values Municipal Bonds and Notes which are subject to puts or tender options at amortized cost; no value is assigned to the put or tender option. The cost of the put or tender option is carried as an unrealized loss from the time of purchase until it is exercised or expires. The value of the put or tender option is dependent on the ability of the put writer to meet its obligation of repurchase, and it is the Fund's general policy to enter into put or tender option transactions only with such brokers, dealers or other financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or tender options in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. The Fund has received a ruling of the Internal Revenue Service to the effect that the Fund will be considered the owner of the Municipal Bonds or Notes subject to the puts or tender options so that the interest on the Bonds or Notes will be tax-exempt income to the Fund.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Municipal Bonds and Notes are frequently offered on a when-issued or delayed delivery basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one week of the purchase of Municipal Notes and within one month of the purchase of Municipal Bonds. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and, during the period between purchase and settlement, no interest accrues to the purchaser. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Bond or Note on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the Bond or Note in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash and other Municipal Bonds or Notes equal in value to commitments for when-issued or delayed delivery securities. Such Municipal Bonds or Notes will either mature on or about the settlement date or will be Bonds or Notes as to which the Fund has a put exercisable on or about the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to the settlement date, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. The Fund does not believe that its net asset value or net investment income will be adversely affected by its purchase of Municipal Bonds or Notes on a when-issued or delayed delivery basis. The Fund may invest in when-issued or delayed delivery securities without other limitation.


SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in shares of other investment companies. Generally, the Fund does not intend to invest more than 5% of its total assets in such securities. To the extent the Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.


ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold;
(iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     OTHER MATTERS. For purposes of diversification under the Investment Company Act of 1940, as amended (the Investment Company Act), the identification of the issuer of Municipal Bonds or Notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be regarded as a separate security and treated as an issue of such government or entity.

PORTFOLIO TURNOVER

     Portfolio turnover rate is defined as the lesser of the amount of the securities purchased or securities sold, excluding all securities whose maturity or expiration date at the time of acquisition was one year or less, divided by the average monthly value of such securities owned during the year. Because the Fund's portfolio will contain only securities maturing within one year, the Fund does not expect to have a turnover rate as so defined. However, because of the short-term nature of the Fund's portfolio, it expects to have substantial amounts of portfolio transactions. The Fund does not expect to pay any material amounts of brokerage commissions, but transaction costs exist in the form of spreads between bid and asked price.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the Fund's voting shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding voting shares.

     The Fund may not:

     (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities or secured by such obligations). See "Municipal Bonds and Notes" under "Investment Objective and Policies" for definition of an issuer.

     (2) Make short sales of securities.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

     (4) Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed.

     (5) Pledge its assets or assign or otherwise encumber them in excess of 10% of its assets (taken at market or other fair value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction (4).

     (6) Engage in the underwriting of securities.

     (7) Purchase or sell real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.


     (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements.

     (9) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.


     (10) Invest for the purpose of exercising control or management of another company.

     (11) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                           POSITION WITH           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       FUND               DURING PAST FIVE YEARS
------------------------   -------------          ----------------------
Edward D. Beach (72)      Director      President and Director of BMC Fund,
                                         Inc., a closed-end investment company;
                                         prior thereto, Vice Chairman of
                                         Broyhill Furniture Industries, Inc.;
                                         Certified Public Accountant; Secretary
                                         and Treasurer of Broyhill Family
                                         Foundation, Inc.; Chairman of the Board
                                         of Trustees of Mars Hill College;
                                         President, Treasurer and Director of
                                         First Financial Fund, Inc. and The High
                                         Yield Plus Fund, Inc.; Director of The
                                         High Yield Income Fund, Inc.

Stephen C. Eyre (74)      Director      Executive Director of The John A.
                                         Hartford Foundation, Inc. (charitable
                                         foundation) (since May 1985); Director
                                         of Faircom, Inc.; Trustee Emeritus of
                                         Pace University.

Delayne Dedrick Gold (58) Director      Marketing and Management Consultant;
                                         Director of The High Yield Income Fund,
                                         Inc.

* Robert F. Gunia (50)    Director      Comptroller, Prudential Investments
                                         (since May 1996); Senior Vice President
                                         (since March 1987) of Prudential
                                         Securities Incorporated (Prudential
                                         Securities); Executive Vice President
                                         and Treasurer (since December 1996) of
                                         PMF, and formerly Chief Administrative
                                         Officer (July 1990-September 1996),
                                         Director (January 1989-September 1996),
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer (June 1987-
                                         September 1996) of PMF; Management,
                                         Inc., Vice President and Director of
                                         The Asia Pacific Fund, Inc. (since May
                                         1989); Director of The High Yield
                                         Income Fund, Inc.

Don G. Hoff (61)          Director      Chairman and Chief Executive Officer of
                                         Intertec, Inc. (investments) since
                                         1980; Chairman and CEO of EHS, Inc.;
                                         Director of Innovative Capital
                                         Management, Inc. and The Greater China
                                         Fund, Inc.; Chairman and Director of
                                         The Asia Pacific Fund, Inc.

Robert E. LaBlanc (62)    Director      President of Robert E. LaBlanc
                                         Associates, Inc. (telecommunications)
                                         since 1981; formerly General Partner at
                                         Salomon Brothers; formerly
                                         Vice-Chairman of Continental Telecom;
                                         Director of Storage Technology
                                         Corporation, Titan Corporation and
                                         Tribune Company; Trustee of Manhattan
                                         College.

                           Position with           Principal Occupations
Name, Address and Age(1)       Fund               During Past Five Years
------------------------   -------------          ----------------------
* Mendel A. Melzer,      Director       Chief Investment Officer (since
  CFA, ChFC, CLU (35)                    September 1996); formerly Chief
  751 Broad Street                       Financial Officer (November
  Newark, NJ 07102                       1995-October 1996) of Prudential
                                         Investments; formerly Senior Vice
                                         President and Chief Financial Officer
                                         of Prudential Preferred Financial
                                         Services (April 1993- November 1995);
                                         Managing Director of Prudential
                                         Investment Advisors (April 1991-April
                                         1993); Senior Vice President of
                                         Prudential Capital Corporation (July
                                         1989-April 1991); Chairman and Director
                                         of Prudential Series Fund, Inc.;
                                         Director of The High Yield Income Fund,
                                         Inc.

* Richard A. Redeker (53) President     Employee of Prudential Investments;
  751 Broad Street         and Director  formerly President, Chief Executive
  Newark, NJ 07102                       Officer and Director (October
                                         1993-September 1996) of PMF; formerly
                                         Executive Vice President, Director and
                                         Member of the Operating Committee
                                         (1993-September 1996), Prudential
                                         Securities; formerly Director (October
                                         1993-September 1996) of Prudential
                                         Securities Group, Inc.; formerly Senior
                                         Executive Vice President and Director
                                         of Kemper Financial Services, Inc.
                                         (September 1978- September 1993);
                                         President and Director of The High
                                         Yield Income Fund, Inc.

Robin B. Smith (57)    Director         Chairman (since August 1996) and Chief
                                         Executive Officer (since January 1988),
                                         formerly President (September
                                         1981-August 1996) of Publishers
                                         Clearing House; Director of BellSouth
                                         Corporation, The Omnicom Group, Inc.,
                                         Texaco Inc., Springs Industries Inc.
                                         and Kmart Corporation.

Stephen Stoneburn (53) Director         President and Chief Executive Officer of
                                         Quadrant Media Corp. (a publishing
                                         company) (since June 1996); formerly
                                         President of Argus Integrated Media,
                                         Inc. (June 1995-June 1996); formerly
                                         Senior Vice President and Managing
                                         Director, Cowles Business Media
                                         (January 1993-1995); prior thereto,
                                         Senior Vice President (January
                                         1991-1992) and Publishing Vice
                                         President (May 1989- December 1990) of
                                         Gralla Publications (a division of
                                         United Newspapers, U.K.); formerly
                                         Senior Vice President of Fairchild
                                         Publications, Inc.

Nancy H. Teeters (66)  Director         Economist; formerly Vice President and
                                         Chief Economist (March 1986-June 1990)
                                         of International Business Machines
                                         Corporation; formerly Member of the
                                         Board of Governors of the Horace
                                         Rackham School of Graduate Studies of
                                         the University of Michigan; Director of
                                         Inland Steel Corporation (since July
                                         1991) and First Financial Fund, Inc.

Susan C. Cote (42)     Vice President   Executive Vice President and Chief
                                         Financial Officer of PMF (since May
                                         1996); formerly Chief Operating Officer
                                         & Managing Director of Prudential
                                         Investments (March 1995-May 1996) and
                                         formerly Senior Vice President-Fund
                                         Administration (September 1983-February
                                         1995) of PMF.

Thomas A. Early (42)   Vice President  Executive Vice President, Secretary and
                                        General Counsel of PMF (since Decembe
                                        1996); Senior Vice President and
                                        Assistant Secretary of Prudential
                                        Mutual Fund Services LLC (since December
                                        1996); Vice President and General
                                        Counsel of Prudential Retirement
                                        Services (since March 1994); formerly
                                        Associate General Counsel and Chief
                                        Financial Services Officer, Frank
                                        Russell Company (1988-1994).

S. Jane Rose (51)      Secretary        Senior Vice President and Senior Counsel
                                         of PMF; Senior Vice President and
                                         Senior Counsel of Prudential Securities
                                         (since July 1992); formerly  Vice
                                         President and Associate General Counsel
                                         of Prudential Securities.

                           Position with           Principal Occupations
Name, Address and Age(1)       Fund               During Past Five Years
------------------------   -------------          ----------------------
Ellyn C. Vogin (36)      Assistant      Vice President and Associate General
                         Secretary       Counsel of Prudential Securities
                                         and PMF (since March 1995); prior
                                         thereto, associated with the law
                                         firm of Fulbright & Jaworski L.L.P.

Grace C. Torres (38)     Treasurer and  First Vice President (since March 1994)
                         Principal       of PMF; First Vice President (since
                         Financial and   March 1994) of Prudential Securities;
                         Accounting      Vice President of Bankers Trust (July
                         Officer         1989-March 1994).

Stephen M. Ungerman (44) Assistant      First Vice President (since February
                         Treasurer       1993) of PMF; Tax Director of
                                         Prudential Investments and the Private
                                         Asset Group of The Prudential Insurance
                                         Company of America (since March 1996);
                                         Assistant Treasurer of PMFS (since
                                         December 1996); prior thereto, Senior
                                         Tax Manager of Price Waterhouse LLP
                                         (1981-January 1993).

----------
(1) Unless otherwise noted the address for each of the above persons is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" director, as defined in the Investment Company Act by reason of their affiliation with Prudential Securities or PMF.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PMF or The Prudential Investment Corporation, doing business as Prudential Investments (PI), annual compensation of $2,000, plus expenses.

     Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1996 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PMF (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.

                               COMPENSATION TABLE


                                                                                                            Total
                                                                       Pension or                        Compensation
                                                                       Retirement                          From Fund
                                                       Aggregate    Benefits Accrued  Estimated Annual      and Fund
                                                     Compensation    As Part of Fund    Benefits Upon     Complex Paid
                 Name and Position                     From Fund        Expenses         Retirement     to Directors (2)
                 -----------------                   ------------   ----------------  ----------------  ----------------
Edward D. Beach--Director ......................           --              None             N/A         $166,000(21/39)*
Stephen C. Eyre--Director ......................           --              None             N/A         $ 34,250( 4/ 5)*
Delayne D. Gold--Director ......................         $ 6,000           None             N/A         $175,308(21/42)*
Robert F. Gunia (1)--Director ..................           --              None             N/A               --
Arthur Hauspurg--Former Director ...............         $ 6,000           None             N/A         $ 38,250( 5/ 7)*
Don G. Hoff--Director ..........................           --              None             N/A         $ 50,042( 5/ 7)*
Robert F. LaBlanc--Director ....................           --              None             N/A         $ 34,542( 4/ 6)*
Mendel A. Melzer (1)--Director .................           --              None             N/A               --
Stephen P. Munn--Former Director ...............         $ 6,000           None             N/A         $ 49,125( 6/ 8)*
Richard A. Redeker (1)--Director ...............           --              None             N/A               --
Robin B. Smith--Director .......................           --              None             N/A         $109,294(11/20)*
Stephen Stoneburn--Director ....................           --              None             N/A         $ 30,375( 4/ 6)*
Nancy H. Teeters--Director .....................           --              None             N/A         $103,583(11/28)*
Louis A. Weil, III--Former Director ............         $ 6,000           None             N/A         $ 24,375( 2/ 2)*


----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $109,294 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

     As of February 14, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of February 14, 1997, Prudential Securities was the record holder for other beneficial owners of 337,615,773 shares (or approximately 94%) of the outstanding common stock of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                     MANAGER


     The manager of the Fund is Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 (PMF or the Manager). PMF serves as manager of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

     PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) is a wholly-owned subsidiary of PMF and serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the Fund's average daily net assets between $750 million and a $1.5 billion and .375 of 1% in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement provides that, in the event the expenses of the Fund (including the fees payable to PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1996. Currently, the Fund believes that there are no such expense limitations.


     In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

     (a) the salaries and expenses of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

     (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and


     (c) the costs and expenses payable to PI pursuant to a subadvisory agreement between PMF and PI (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution fees.


     The Management Agreement provides that PMF will not be liable for any error of judgment or any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid management fees to PMF (or its predecessors) of $2,016,151, $2,351,851 and $3,222,405, respectively.

     PMF has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by the PI in furnishing services to PMF.

     The Subadviser maintains a credit unit which provides credit analysis and research on tax-exempt fixed-income securities. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specific projects and to evaluate the progress of construction or the operation of a facility.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                   DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the shares of the Fund.

Distribution and Service Plan


     Under the Fund's Distribution and Service Plan (the Plan) and the Distribution Agreement with Prudential Securities, the Fund pays Prudential Securities, as distributor, a distribution fee of .125 of 1% of the average daily net assets of the Fund, computed daily and payable monthly. See "How the Fund is Managed--Distributor" in the Prospectus.

     For the fiscal year ended December 31, 1996, PMFD and PSI incurred distribution expenses in the aggregate of $504,038 all of which was recovered through the distribution fee paid by the Fund to PMFD and PSI. It is estimated that all this amount was spent on commission credits to Prudential Securities and Prusec for payments of account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of Fund shares including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Directors who are not interested persons or by the vote of the holders of a majority of the outstanding voting securities of the Fund on not more than 60 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.


     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by Prudential Securities. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of directors who are not interested persons of the Fund shall be committed to the Directors who are not interested persons of the Fund or a committee thereof.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.


     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.


     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. PSI reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange, while infrequent, will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances.

     While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular municipalities and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically.

     Subject to the above considerations, the Manager may use Prudential Securities as a broker for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed upon Prudential Securities by applicable law.

     The Fund paid no brokerage commissions for the years ended December 31, 1996, 1995 and 1994.


                     PURCHASE AND REDEMPTION OF FUND SHARES

How To Purchase Shares


     The Fund's shares are sold, without a sales charge, on a continuing basis on each business day at their net asset value next determined (see "How the Fund Values its Shares" in the Prospectus) after a purchase order becomes effective. Shares of the Fund may be purchased by investors directly through Prudential Mutual Fund Services LLC (PMFS), or by Prudential Securities clients through an account at Prudential Securities. Shares may also be purchased through Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


How To Redeem Shares

     The Fund effects redemption orders received by PMFS by 4:30 P.M., New York time, on each business day at the net asset value determined as of 4:30 P.M., New York time. General information concerning redemption of shares is found in the Prospectus under "Shareholder Guide--How to Sell Your Shares."

     Investors who purchase shares directly from PMFS may use the following procedures:

     Check Redemption. At a shareholder's request, State Street Bank and Trust Company (State Street) will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing such checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 15 calendar days after receipt of the purchase check by PMFS. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to impose a service charge to establish a checking account and to order checks. State Street, the Fund and PMFS have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.


     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, NJ 08906-5010.


     Expedited Redemption. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed, or at a later date. Once the Expedited Redemption authorization form has been completed, the signature(s) on the authorization form guaranteed as set forth below and the Form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account. The minimum amount that may be redeemed by Expedited Redemption is $200, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account may be redeemed. The Fund does not forward redemption proceeds with respect to shares purchased by check until 15 calendar days after receipt of the purchase check by PMFS.

     To request Expedited Redemption by telephone, a shareholder should call PMFS at 800-225-1852. Calls must be received by PMFS before 4:30 P.M., New York time in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Funds Services, Inc., at the address set forth above.

     Each shareholder's signature on the authorization form must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption authorization form and submit it to PMFS at the address set forth above. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus for additional information on Expedited Redemption.

     Regular Redemption. Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. All written requests for redemption, and any share certificates, must be endorsed by the shareholder with signature guaranteed, as described above under "Expedited Redemption." PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Redemption proceeds are sent to a shareholder's address by check.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the share held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.

Procedure for Multiple Accounts

     Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application and Order Form with PMFS, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by PMFS. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums described in the Prospectus under "Shareholder Guide--How to Buy Shares of the Fund" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each sub-account.

     PMFS provides each institution with a written confirmation for each transaction in a sub-account and, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date. For further information on the sub-accounting system and procedures, contact PMFS.

Automatic Reinvestment of Dividends and Distributions

     For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the Fund at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

Exchange Privilege

     The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form plus the applicable sales charge. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     Shareholders of the Fund may exchange their shares for Class A shares of the Prudential Mutual Funds and shares of the money market funds specified below.

     The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
            (California Money Market Series)

          Prudential Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
           (Connecticut Money Market Series)
           (Massachusetts Money Market Series)
           (New Jersey Money Market Series)
           (New York Money Market Series)

          Prudential MoneyMart Assets, Inc.

          Prudential Tax-Free Money Fund, Inc.


     Shareholders of the Fund may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, Inc., a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge may be exchanged for Class B shares.

     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Savings Accumulation Plan (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in Fund shares each month by authorizing his or her bank account or Prudential Securities Account (not including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

     In addition, an investor may direct the Transfer Agent to redeem on a monthly or other periodic basis specified amounts (minimum of $100) of shares of the Fund and invest the proceeds of such redemptions in shares of any Prudential Mutual Fund pursuant to the "Exchange Privilege" or the "Class B and Class C Purchase Privilege."

Systematic Withdrawal Plan

     A withdrawal plan is available for shareholders having shares of the Fund held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

     In the case of shares held through the Transfer Agent, (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions" above.

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs

     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding.

     The Fund uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the investment adviser under the supervision of the Board of Directors to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action which it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

     The Fund will calculate its net asset value at 4:30 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of the Fund's securities do not affect net asset value.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 366 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)^(366/7)]-1

     The Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of Fund income and expenses.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts thereon; (b) derive less than 30% of its annual gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, the Fund must distribute to its shareholders as ordinary dividends at least 90% of its net investment income and net short-term capital gains in excess of its net long-term capital losses earned in each year.

     The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

     The Fund intends to invest its assets so that dividends payable from net tax-exempt interest income will qualify as exempt-interest dividends and be excluded from a shareholder's gross income under the Internal Revenue Code. In order for its dividends to qualify as tax-exempt income, (i) at least 50 percent of the value of the total assets of the Fund at the close of each quarter of its taxable year must consist of certain tax-exempt government obligations and (ii) the Fund must designate the dividend as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the end of its taxable year.

     Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations are a preference item for purposes of computing the alternative minimum tax for both individuals and corporations. Moreover, interest on tax-exempt obligations, whether or not private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholder with respect to the shares and if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholder with respect to such shares. Moreover, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition, such as pursuant to a dividend reinvestment in shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.


     Under tax proposals in the Clinton Administration's budget plan, a portion of the interest expense of a corporation that receives tax-exempt interest income (including exempt-interest dividends paid by a regulated investment company) would be nondeductible. The fraction of the corporation's interest expense that is nondeductible would generally equal the ratio of the average adjusted bases of the corporation's tax-exempt obligations (including shares of any regulated investment company from which the corporation receives exempt-interest dividends) to the average adjusted bases of all the assets used in a trade or business of the corporation. It is uncertain whether, when or in what form this proposal or similar legislation will be enacted into law.


     The Fund does not expect to realize long-term capital gains or losses.

     The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund.


              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT,
                           AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to agreements with the Fund.


     Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 (PMFS), serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1996, the Fund incurred fees of $321,000 for the services of PMFS.


     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments            PRUDENTIAL TAX-FREE
as of December 31, 1996             MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Arizona--4.5%
Maricopa Cnty. Ind. Dev. Auth., Grand Canyon Univ., F.R.W.D.    SP-1+*            4.20%       1/02/97    $ 9,700     $  9,700,000
Pima Cnty. Ind. Dev. Auth. Rev., F.R.W.D., Ser. 96A             A-1+*             4.35        1/02/97      5,445        5,445,000
                                                                                                                     ------------
                                                                                                                       15,145,000
------------------------------------------------------------------------------------------------------------------------------
Arkansas--1.2%
Arkansas Dev. Fin. Auth., Single Family Mtg. Rev., Ser. 96I     A-1+*             3.80       11/05/97      4,000        4,000,000
------------------------------------------------------------------------------------------------------------------------------
California--1.5%
California Higher Ed. Ln. Auth., Student Ln. Rev.,
   A.N.N.M.T.,
   Ser. 87A                                                     VMIG1             3.95        7/01/97      5,000        5,000,000
------------------------------------------------------------------------------------------------------------------------------
Colorado--13.6%
Arapahoe Cnty. Multifamily Rev., Var. Ref. Hsg., Stratford
   Sta. Proj., F.R.D.D., Ser. 94                                A-2*              5.55        1/02/97      1,055        1,055,000
Colorado Hlth. Facs. Auth. Rev., Frasier Meadows Manor,
   F.R.W.D.,
   Ser. 94                                                      NR                4.20        1/02/97      7,200        7,200,000
Colorado Hsg. Fin. Auth.,
   Eagle Trust, F.R.W.D.S., Ser. 94C                            A-1*              4.26        1/02/97     12,000       12,000,000
   Var. Ref. Multifamily Hsg. Rev., Central Park, Ser. 96C      A-1*              4.30        1/02/97     13,960       13,960,000
   Var. Ref. Multifamily Hsg. Rev., Huntington-J, Ser. 96J      A-1*              4.30        1/02/97      6,560        6,560,000
Denver City & Cnty. of Airport Sys. Rev., F.R.W.D., Ser. 91B    VMIG1             4.35        1/02/97      4,600        4,600,000
                                                                                                                     ------------
                                                                                                                       45,375,000
------------------------------------------------------------------------------------------------------------------------------
Connecticut--0.3%
Connecticut Hsg. Fin. Auth., Hsg. Mtg. Fin. Pgm., A.N.N.M.T.,
   Ser. A-4                                                     VMIG1             3.65        4/10/97      1,100        1,099,880
------------------------------------------------------------------------------------------------------------------------------
District Of Columbia--3.4%
District of Columbia Rev., F.R.D.D., Ser. 92A-2                 VMIG1             5.00        1/02/97      6,900        6,900,000
Metro Washington Airport-PVC Rev. Notes                         A-1*              3.65        5/20/97      4,500        4,500,000
                                                                                                                     ------------
                                                                                                                       11,400,000
------------------------------------------------------------------------------------------------------------------------------
Florida--1.3%
Pasco Cnty. School Bd. Cert., M.T.H.O.T., Ser. 96               VMIG1             4.10        1/09/97      4,370        4,370,000
------------------------------------------------------------------------------------------------------------------------------
Georgia--8.9%
Burke County Dev. Auth. Poll., Adj. Oglethorpe Pwr. Corp.,
   Ser. 96                                                      NR                3.87 5      5/15/97     10,000       10,000,000
Cobb Cnty. Dev. Auth., Inst. of Nuclear Pwr., F.R.W.D., Ser.
   92                                                           NR                3.20        1/08/97      6,430        6,430,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments            PRUDENTIAL TAX-FREE
as of December 31, 1996             MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Georgia (cont'd.)
Fulton Cnty. Dev. Auth.,
   Atlanta Jewish Federation, Ser. 96                           VMIG1             4.15%       1/02/97    $ 5,345     $  5,345,000
   Siemen's Energy Inc., F.R.W.D., Ser. 94                      VMIG1             4.20        1/02/97      7,750        7,750,000
                                                                                                                     ------------
                                                                                                                       29,525,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--9.0%
Illinois Dev. Fin. Auth., Orleans Proj. Multifamily Hsg.
   Rev., F.R.W.D., Ser.92                                       A-1*              4.50        1/03/97     10,120       10,120,000
Illinois Hlth. Fac. Auth.,
   Evanston Hsp., S.E.M.M.T., Ser. 95                           VMIG1             3.75        5/15/97      7,000        7,000,000
   Evanston Hsp., S.E.M.M.T., Ser. 92                           VMIG1             3.70       12/01/97      8,000        8,000,000
Vlg. of Schaumburg, Multifamily Hsg. Rev., Windsong Apts.
   Proj., F.R.W.D., Ser. 95                                     A-2*              4.61        1/02/97      5,000        5,000,000
                                                                                                                     ------------
                                                                                                                       30,120,000
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.1%
Gary Indiana, Miller Partnership, LP, F.R.W.D., Ser. 96A        VMIG1             4.35        1/02/97      7,000        7,000,000
------------------------------------------------------------------------------------------------------------------------------
Iowa--2.1%
Iowa School Corps Warrants Certificates, Ser. 95-6A             MIG1              4.75        6/27/97      7,000        7,024,243
------------------------------------------------------------------------------------------------------------------------------
Kentucky--4.5%
Louisville & Jefferson Cnty., Swr. & Drainage Proj.,
   F.R.W.D., Ser. 96A                                           A-1*              4.30        1/02/97     15,000       15,000,000
------------------------------------------------------------------------------------------------------------------------------
Maryland--2.2%
Maryland Econ. Dev. Corp., F.R.W.D., Ser.95                     A-1*              4.30        1/02/97      7,500        7,500,000
------------------------------------------------------------------------------------------------------------------------------
Michigan--2.2%
Grand Rapids Econ. Dev. Corp., Ind. Dev. Rev. Rfdg.,
   F.R.W.D., Ser. 92                                            NR                4.15        1/02/97      7,500        7,500,000
------------------------------------------------------------------------------------------------------------------------------
Nevada--1.0%
Washoe Cnty. Wtr. Fac. Rev., Sierra Pacific Co. Proj., Ser.
   90                                                           P-1               5.05        1/02/97      3,300        3,300,000
------------------------------------------------------------------------------------------------------------------------------
New Jersey--1.7%
Jersey City, School Promissory Notes                            SP-1+*            3.75        3/07/97      5,600        5,604,340

--------------------------------------------------------------------------------
-----                                        See Notes to Financial Statements.

Portfolio of Investments            PRUDENTIAL TAX-FREE
as of December 31, 1996             MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York--2.7%
New York City, Gen. Oblig., T.E.C.P., Ser. 94H-2                VMIG1             3.65%       1/10/97    $ 9,000     $  9,000,000
------------------------------------------------------------------------------------------------------------------------------
North Carolina--2.2%
Rockingham Cnty. Ind. Facs., Phillip Morris Rev.                P-1               4.15        1/02/97      7,200        7,200,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--6.4%
Eastlake Indl. Dev. Rev., Adj. Astro Model Dev. Corp. Ser. 96   NR                4.30        1/02/97      6,100        6,100,000
Ohio Hsg. Agcy. Res. Mtg. Rev., A.N.N.M.T., Ser. 96A-3          A-1+*             3.40        3/03/97      8,000        8,000,000
Ohio Wtr. Dev. Auth., Ohio Edison Co., A.N.N.O.T., Ser. 88A     VMIG1             3.80        5/01/97      7,280        7,280,000
                                                                                                                     ------------
                                                                                                                       21,380,000
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.6%
Tulsa Pkg. Auth. Rev., Williams Ctr. Proj., S.E.M.M.T., Ser.
   87A                                                          VMIG1             3.70        5/15/97      8,625        8,625,000
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.0%
Emmaus Gen. Auth. Rev., F.R.W.D., Ser. 96                       A-1+*             5.00        1/02/97      5,000        5,000,000
Northeastern Pa. Hosp. & Ed. Auth. Rev., Allhealth Pooled
   Fing
   Prog., Ser. 96                                               VMIG1             4.30        1/02/97      5,100        5,100,000
                                                                                                                     ------------
                                                                                                                       10,100,000
------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.4%
York Cnty. Nat'l. Rural Coop. Fin. Corp., S.E.M.O.T., North
   Carolina Electric, Ser. 84N-4                                VMIG1             3.80        3/15/97      4,500        4,500,000
------------------------------------------------------------------------------------------------------------------------------
South Dakota--1.4%
South Dakota Hsg. Dev. Auth., F.R.W.D.S., Ser. PT-85            A-1+*             4.30        1/02/97      4,800        4,800,000
------------------------------------------------------------------------------------------------------------------------------
Tennessee--2.8%
Memphis Hlth. Edl. & Hsg., Wesley Hsg. Corp., F.R.W.D., Ser.
   89                                                           VMIG1             4.50        1/03/97      9,320        9,320,000
------------------------------------------------------------------------------------------------------------------------------
Texas--10.8%
Bexar Cnty. Hsg. Fin. Corp., Var. Ref. Windridge Apts. Proj.,
   F.R.W.D., Ser. 95                                            A-1+*             4.25        1/02/97      6,270        6,270,000
Boatmens St. Louis Grantor Trust, Port Arthur TX IDC, CTF
   Part.,
   Ser. 96A                                                     A-1*              4.35        1/02/97      3,670        3,670,000
Greater Texas Student Ln. Rev., A.N.N.M.T., Ser. 96A            VMIG1             3.35        3/01/97      5,000        5,000,000
Gulf Coast Ind. Dev. Auth., Citgo Petroleum., F.R.D.D., Ser.
   95,                                                          VMIG1             5.10        1/02/97        400          400,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments            PRUDENTIAL TAX-FREE
as of December 31, 1996             MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Houston, Gen. Oblig., T.E.C.P., Ser. A                          P-1               3.50%       4/30/97    $ 8,600     $  8,600,000
Southeast Texas Hsg. Fin. Corp., Banc One Tax Exempt Trust,
   F.R.W.D.S., Ser. 91D                                         Aaa*              4.38        1/02/97      4,200        4,200,000
Texas Tax & Rev. Anticipation Notes, Ser. 96                    MIG1              4.75        8/29/97      8,000        8,039,455
                                                                                                                     ------------
                                                                                                                       36,179,455
------------------------------------------------------------------------------------------------------------------------------
Utah--1.2%
Intermountain Pwr. Agy., Utah Pwr. Supply Rev., A.N.N.O.T.,
   Ser. 85E                                                     VMIG1             3.93        6/16/97      4,000        4,000,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--2.0%
Chesterfield Cnty. Ind. Dev. Auth., Philip Morris Proj.,
   F.R.W.D.                                                     P-1               4.15        1/02/97      6,500        6,500,000
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--4.7%
Middleton Cross Plains Area Sch., T.R.A.N., Ser. 95             NR                4.25        8/27/97      5,500        5,508,943
Whitewater Ind. Dev. Rev., Trek Bicycle, F.R.W.D., Ser. 95      NR                4.30        1/02/97      4,270        4,270,000
Wisconsin Hsg. Econ. Dev. Auth., Eagle Tax Exempt Trust, Ser.
   96(d)                                                        NR                3.65        3/01/97      5,800        5,800,000
                                                                                                                     ------------
                                                                                                                       15,578,943
                                                                                                                     ------------
Total Investments--100.7%
(cost $336,146,861(c))                                                                                                336,146,861
Other assets in excess of liabilities--(0.7)%                                                                          (2,338,173)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $333,808,688
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b) M.T.H.O.T.--Monthly Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    S.E.M.O.T.--Semi-Monthly Optional Tender Offer(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
    T.R.A.N.--Tax & Revenue Anticipation Note
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(d) Indicates illiquid security.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
-----                                        See Notes to Financial Statements.

Statement of Assets and Liabilities        PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1996
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................        $ 336,146,861
Cash....................................................................................................               60,080
Receivable for Fund shares sold.........................................................................            7,706,620
Interest receivable.....................................................................................            2,285,107
Receivable for investments sold.........................................................................              480,000
Deferred expenses.......................................................................................               10,626
                                                                                                              -----------------
   Total assets.........................................................................................          346,689,294
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            6,430,564
Payable for Fund shares reacquired......................................................................            5,816,340
Dividends payable.......................................................................................              242,658
Accrued expenses........................................................................................              211,994
Management fee payable..................................................................................              157,547
Distribution fee payable................................................................................               21,503
                                                                                                              -----------------
   Total liabilities....................................................................................           12,880,606
                                                                                                              -----------------
Net Assets..............................................................................................        $ 333,808,688
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, $.01 par value.........................................................................        $   3,339,030
   Paid-in capital in excess of par.....................................................................          330,469,658
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 333,808,688
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering price and redemption price
   per share ($333,808,688 / 333,902,966)...............................................................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest..............................      $14,644,737
                                            -----------------
Expenses
   Management fee........................        2,016,151
   Distribution fee......................          504,038
   Transfer agent's fees and expenses....          323,000
   Reports to shareholders...............          161,000
   Registration fees.....................           94,400
   Audit fee and expenses................           47,000
   Legal fees and expenses...............           35,000
   Custodian's fees and expenses.........           31,000
   Directors' fees and expenses..........           24,200
   Insurance expenses....................            3,500
   Miscellaneous.........................            1,028
                                            -----------------
   Total expenses........................        3,240,317
   Less: custodian fee credit............          (15,287)
                                            -----------------
   Net expenses..........................        3,225,030
                                            -----------------
Net investment income....................       11,419,707
                                            -----------------
Realized Gain on Investments
Net realized gain on investment
   transactions..........................            2,446
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $11,422,153
                                            -----------------
                                            -----------------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                 Year Ended December 31,
in Net Assets                       1996               1995
Operations
   Net investment income.....  $    11,419,707    $    14,779,107
   Net realized gain on
      investment
      transactions...........            2,446                 --
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       11,422,153         14,779,107
                               ---------------    ---------------
Dividends and distributions
   to shareholders...........      (11,422,153)       (14,779,107)
                               ---------------    ---------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,087,199,969      1,402,761,534
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       10,887,534         14,035,315
   Cost of shares
      reacquired.............   (1,151,929,658)    (1,516,436,457)
                               ---------------    ---------------
   Net decrease in net assets
      from Fund share
      transactions...........      (53,842,155)       (99,639,607)
                               ---------------    ---------------
Total decrease...............      (53,842,155)       (99,639,607)
Net Assets
Beginning of year............      387,650,843        487,290,450
                               ---------------    ---------------
End of year..................  $   333,808,688    $   387,650,843
                               ===============    ===============


--------------------------------------------------------------------------------
-----                                         See Notes to Financial Statements.

Notes to Financial Statements              PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.
Dividends: The Fund declares dividends daily from net investment income. Payment of dividends is made monthly.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''). The Fund compensated PSI for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125% of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of $321,000 for the services of PMFS. As of December 31, 1996, approximately $26,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

Financial Highlights                       PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
                                                                                -----------------------------------------------
                                                                                  1996         1995         1994         1993
                                                                                --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized gains....................................        .028         .031         .023         .018
Dividends and distributions to shareholders.................................       (.028)       (.031)       (.023)       (.018)
                                                                                --------     --------     --------     --------
Net asset value, end of year................................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                                --------     --------     --------     --------
                                                                                --------     --------     --------     --------
TOTAL RETURN(a):............................................................        2.84%        3.15%        2.31%        1.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................    $333,808     $387,651     $487,290     $601,622
Average net assets (000)....................................................    $403,230     $470,370     $644,481     $726,571
Ratios to average net assets:
   Expenses, including distribution fee.....................................         .80%         .85%         .75%         .74%
   Expenses, excluding distribution fee.....................................         .67%         .72%         .63%         .62%

   Net investment income....................................................        2.83%        3.14%        2.26%        1.84%



                                                                                1992
                                                                              --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................  $   1.00
Net investment income and realized gains....................................      .026
Dividends and distributions to shareholders.................................     (.026)
                                                                              --------
Net asset value, end of year................................................  $   1.00
                                                                              --------
                                                                              --------
TOTAL RETURN(a):............................................................      2.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................  $614,333
Average net assets (000)....................................................  $669,588
Ratios to average net assets:
   Expenses, including distribution fee.....................................       .74%
   Expenses, excluding distribution fee.....................................       .62%
   Net investment income....................................................      2.60%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Report of Independent Accountants          PRUDENTIAL TAX-FREE MONEY FUND, INC.
-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential Tax-Free Money Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (``the Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 24, 1997

                                   APPENDIX A
                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

Corporate and Tax-Exempt Bond Ratings

     The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Note Ratings

     The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

Corporate and Tax-Exempt Commercial Paper Ratings

     Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.


     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

                                                                      APPENDIX B

                     INFORMATION RELATING TO THE PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PlC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

Information about Prudential

     The Manager and PlC(1) are subsidiaries of Prudential, which is one of the largest diversfied financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31,1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     lnsurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31,1995. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds

     Prudential Mutual Fund Management is one of the seventeen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------
(1) Prudentlal Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund and Mercator Asset Management L.P. as subadviser to International Stock Series a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
(2) As of December 31, 1994.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S AND USA TODAY.

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28,1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PlC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PlC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

----------
(3) As of December 31,1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PlC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, IntermedIate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6) As of December 31, 1994.

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

Information about Prudential Securities

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion.

     During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7) As of December 31, 1994.
(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.